Annual Report


International
Stock Fund
October 31, 1997


T. Rowe Price

Report Highlights
-------------------------------------
International Stock Fund

 . Overall returns from international stock markets trailed U.S. stocks for the 12 months ended October 31, 1997.

 . The fund's underweighting in Japan helped it surpass the EAFE benchmark for the year, but higher exposure to other Asian markets dampened performance versus the Lipper peer group.

 . For the fiscal year, the fund generated a respectable 7.90% return, but most of the gain occurred during the first six months.

 . Your fund focused heavily on Europe where we continued to find attractive stocks at reasonable valuations.

 . The portfolio structure should provide investors with a balance between established markets and several less-developed regions with growth potential.

Fellow Shareholders

The year ended October 31, 1997, was one of two quite separate halves for the international investor. In the first half most markets performed well, led by the U.S. where the S&P 500 kept advancing to new highs. However, as the summer progressed there was a growing realization that a number of economies in the emerging markets of Southeast Asia had become overextended, which led to heavy selling in the region that spilled over to international stock markets.

Performance Comparison

Periods Ended 10/31/97      6 Months   12 Months
-------------------------------------------------
International Stock Fund        1.80%       7.90%
 .................................................
MSCI EAFE Index                 3.15        4.92
 .................................................
Lipper International
Funds Average                   3.82       10.39
 .................................................


The last 12 months were disappointing for overseas stock markets, and the returns of the International Stock Fund were again behind the U.S. market. Over the final six months, the fund's return of 1.80% was also behind the 3.15% return of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. However, over the fund's fiscal year, its return was significantly ahead of the index.

For the 12-month period, fund performance against the index was significantly helped by an underweighting in Japan where the market performed poorly in U.S. dollars. Another positive contribution came from our position in Latin America, which did well over this period and is not part of the MSCI EAFE Index. During the past six months, the fund lagged the index due to its positions in emerging markets and moderately adverse stock selection.

Fund returns over the fiscal year were behind the Lipper peer group of international funds. The explanation here lies in our moderately higher position in the markets of Southeast Asia, which did very poorly in recent months. Also, a number of our favorite growth stocks fell behind the indices after a long period of outperformance. Our peers tend to focus more on recovery stocks and cyclical situations, many of which have performed strongly this year.

The U.S. market continued to be driven by strong corporate earnings and, with inflation well under control, by stable interest rates. Overseas the economic picture was not quite as positive, but the stock markets of Europe performed well at the beginning of the year. There was a powerful bull run in the markets of Latin America.

------------------
Market Performance
--------------------------------------------------------------------------------

Six Months                                 Local     Local Currency      U.S.
Ended 10/31/97                           Currency   vs. U.S. Dollars   Dollars
--------------------------------------------------------------------------------
France                                       2.98%              1.40%     4.42%
 ................................................................................
Germany                                      7.32               0.61      7.98
 ................................................................................
Hong Kong                                 - 17.50               0.22   - 17.32
 ................................................................................
Italy                                       18.75               1.29     20.28
 ................................................................................
Japan                                     - 10.49               5.52    - 5.55
 ................................................................................
Mexico                                      23.89             - 5.42     17.17
 ................................................................................
Netherlands                                 16.27               0.38     16.71
 ................................................................................
Singapore                                 - 14.87             - 8.05   - 21.73
 ................................................................................
Sweden                                      11.74               4.83     17.13
 ................................................................................
Switzerland                                 11.32               5.52     17.47
 ................................................................................
United Kingdom                              10.44               3.35     14.14
 ................................................................................
Source: FAME Information Services, Inc.; using MSCI indices.

In the emerging markets of Southeast Asia, problems grew increasingly apparent during the past few months. The principal culprit was Thailand where there has been imprudent bank lending and excessive real estate development. A weak government, dogged by constant changes in leadership, proved unable to handle the mounting crisis, resulting in a collapsing stock market. At first, the problem seemed confined to Thailand, but attention soon shifted to a number of other economies in the region where rapid growth looked unsustainable given the similar pattern of indebtedness.

Thus, the last six months have seen a savage bear market take hold in Asia, and as the ripples spread to more established markets such as Tokyo and Wall Street, investors questioned the impact of these developments on Japanese and U.S. multinationals operating in the area. Europe was also caught up in the turbulence, but the most spectacular declines occurred in Latin America, which somewhat belatedly was dragged down by the widening loss of confidence in emerging markets.

Turning to currency markets, the dollar has been strong against most overseas currencies since the beginning of the year, dampening returns to U.S. investors, but has turned in a mixed performance over the last three months. European currencies picked up, with a particularly strong performance from the British pound, but the minor Asian currencies continued to slip. Even the yen has weakened recently against the dollar despite Japan's ever-widening current account surplus.

INVESTMENT REVIEW

Europe

In contrast with the turbulence of Asia, the economies of Europe made steady progress over the last six months. The U.K. continued to lead the way with strong consumer expenditure driving the service sector and a surprisingly resilient performance turned in by exporters. The new Labour government granted the Bank of England independence to set interest rates so that monetary policy should now be based on controlling inflation over the longer term rather than on political expediency. Seizing its new mandate with vigor, the Bank raised base rates four times during the summer in an effort to rein in an economy with the potential to overheat even though inflation is still moderate. This in turn has supported sterling, recently the strongest of the major currencies.

A strong currency and rising interest rates would usually have been enough to unsettle the U.K. stock market, and the turmoil in Asia certainly did not help. Nevertheless, British stocks held up well in dollar terms. As investor attention focused on the possibility of slower economic growth, our bias toward growth stocks and smaller companies was justified as cyclicals and manufacturing stocks sold off sharply.

                           [PIE CHART APPEARS HERE]


GEOGRAPHICAL DIVERSIFICATION
Far East                                  7%
Latin America                             7%
Japan                                    21%
Europe                                   62%
Other and Reserves                        3%


Elsewhere in Europe, there are signs that the major economies have survived the stranglehold of tight fiscal policies as governments struggled to keep their deficits in line with the Maastricht convergence criteria. Helped by weak currencies and loose monetary policies, economies are showing tentative signs of recovery, particularly in the export sector. Germany is typical here. Earlier this year German unemployment hit record levels, and it looked as though even the Germans, always at the vanguard of European integration, would fail to meet the stringent criteria required to join the European Monetary Union (EMU). In fact, the German budget is in surplus and any weakness is entirely due to the problems of the old East Germany. Therefore, progress depends on structural improvement in the east, a long-term process. The fiscal position would also improve if the government could agree on tax reform, but the corporate sector is at least seeing a recovery in profitability, and the stock market has done well.

THE STOCK MARKETS OF CONTINENTAL EUROPE . . .
PERFORMED REASONABLY WELL OVER THE LAST SIX MONTHS . . .

In France the picture is similar with high unemployment, but the trade account is in surplus and inflation remains low. France also intends to be a founding member of the European Monetary Union, and there is little room for relaxation of economic policy. Even the new left-wing government under Monsieur Jospin realizes that EMU ambitions must prevail, and the outlook is definitely a little brighter than it was six months ago. Italy has come through another of its political crises with Mr. Prodi facing down a revolt of his Communist governing partners to pass a budget that looked remarkably sound by Italian standards. There is rising confidence that Italy can improve on its record of government overspending and looks to be an increasingly likely candidate to join EMU in the first round.

The stock markets of Continental Europe also performed reasonably well over the last six months and, as in the U.K., stock prices in general held up better than in Asia during the turbulence of October. As can be seen in the table on page 2, they forged ahead in U.S. dollar terms over the last six months, with double-digit returns from the U.K., Switzerland, and the Netherlands, all of which are well represented in your portfolio.

Another feature livening up market sentiment was a wave of mergers and acquisitions as corporations sought to position themselves better for an integrated Europe and to compete on a wider global scale. In terms of size, one of the largest was a $32 billion merger between the Anglo Dutch publisher Reed Elsevier and its German Dutch rival Wolters Kluwer, which has long been in the works and was finally announced. Reed Elsevier is becoming the world's main provider of specialist professional information -- "must-have" data for lawyers, accountants, and scientists. Wolters Kluwer is the biggest legal publisher in Germany and the Benelux countries, and there will be many synergies from this combination. Two British drinks and food firms, Guinness and Grand Metropolitan, finally consummated their marriage as the chairman of LVMH, the French luxury goods company with a stake in Guinness, finally agreed to terms. Since the two firms have a strong portfolio of brands that complement each other, distribution and marketing costs should fall. Europe's financial services industry is also consolidating, with a merger between the Swiss insurance company Zurich Group and the British conglomerate BAT, an important merger between Swedish bank Nordbanken and Finland's Merita, and also a bid by Italian insurer Assicurazioni Generali for Assurances Generales de France, France's third-largest insurer.

Far East

In Japan, which accounted for only 21% of fund assets, the economic picture has changed quite dramatically over the last six months. At the beginning of the year, growth was robust as the yen's weakness of 1996 fueled an export boom and a strong service sector. In April, the government raised the sales tax from 3% to 5%, which had the effect of causing an anticipatory consumer boom in March followed by a sharp downturn in April. With more than half of Japan's GDP accounted for by consumer spending, the economy never recovered and the trend was not helped by the depressed housing sector and by weak capital investment. The only bright spot was the export sector, with sales of electronic equipment and vehicles to the U.S. and Europe particularly strong. Reflecting the dire state of the domestic economy, imports have stagnated and the trade surplus rose over 50% in yen terms in the six months through September. Japan is now a significant overseas creditor and its current account, supported by a net interest surplus, grew even more sharply.

Despite the positives of a strong trade position and minimal inflation, the government faces a considerable policy dilemma as it contemplates a very weak economy. Monetary policy is already very loose and Japanese government bond yields recently dipped below 2%. The economy has been awash with liquidity for some time, and any further weakening of the yen will stimulate exports. Moderate currency depreciation is probably a secret hope of Japan's policymakers, but the trade surplus with the U.S. is already at levels that historically have triggered loud complaints from Washington. A more stimulatory fiscal policy is a reasonable option, but conservatism holds sway in the Ministry of Finance as evidenced by the sales tax increase last spring.

With this uncertainty, it is not surprising that the Japanese stock market turned in a poor performance over the last six months. Corporations exposed to the domestic economy were particularly weak but, in sharp contrast, the multinationals fared much better.

OUR STRATEGY IN THE TOKYO MARKET CONTINUED TO FAVOR THE EXPORT AND TECHNOLOGY SECTORS.

Our strategy in the Tokyo market continued to favor the export and technology sectors. Stocks such as NEC (communications and computers), Sony (consumer electronics and media), and Canon (cameras and office equipment) remain among our largest positions. In contrast, the portfolio has no exposure to bank stocks -- the largest sector in the index itself -- where valuations remain excessive given the problems of their loan books. Banking failures are likely before the situation begins to improve and, with a high weighting in the financial sector, the market as a whole is unlikely to perform well until these problems are resolved.

Elsewhere in the Pacific, as noted, the economic turmoil that began in Thailand rapidly spread to the "junior tigers" of the region. Economies such as Indonesia, Malaysia, and the Philippines each share a common pattern of overlending to infrastructure and industrial development, which became vulnerable as the export boom was not sustained. Even traditional, commodity-based exports began to falter, and there was a round of competitive devaluations either by choice or imposed by speculative pressure. Turning to Northeast Asia, South Korea, once admired as one of the original "tiger" economies, hit trouble when its export of electronic chips proved particularly vulnerable to the slowdown in U.S. and European demand. Corporate leverage here has been excessive, with a government joined hand-in-hand with the banks in supporting a number of smaller conglomerates that should have been allowed to fail long ago. Some of these corporations have now filed for bankruptcy, but there is probably worse to come.

Portfolio exposure to these minor markets of the region is limited, but the loss of confidence spread to the older tigers such as Singapore and Hong Kong, where the fundamentals are much more sound. Hong Kong's dollar is formally pegged to the U.S. dollar and this link survived a ferocious speculative attack in October. So far it has held, but the cost has been huge increases in domestic interest rates that, in turn, have hit the real estate and stock markets. In Singapore, the currency is also backed by substantial reserves, but stock prices have fallen just as far as in Hong Kong.

------------------------
Industry Diversification
----------------------------------------------

                      Percent of   Percent of
                      Net Assets   Net Assets
                         4/30/97     10/31/97
----------------------------------------------
Services                   26.2%        26.2%
 ..............................................
Consumer Goods             17.1         19.7
 ..............................................
Finance                    16.5         16.6
 ..............................................
Capital Equipment          12.8         13.7
 ..............................................
Energy                     10.0         11.7
 ..............................................
Materials                   8.1          5.4
 ..............................................
Multi-industry              3.8          3.1
 ..............................................
All Other                   0.2          0.2
 ..............................................
Reserves                    5.3          3.4
----------------------------------------------
Total                     100.0%       100.0%



Latin America

The Latin American stock markets performed extremely well at the beginning of the year but, not surprisingly, they were caught up in October's upheaval in the emerging markets. This is frustrating for those watching their steady economic renaissance because, in many ways, these developing economies are in better shape than their counterparts in Asia. For example, the government of Brazil has demonstrated a strong political will to protect the currency even though this may push the economy into recession. President Cardoso has orchestrated a strong campaign to defend the real through aggressive intervention on the foreign exchange markets and a substantial increase in overnight interest rates. Consumer expenditure in Brazil was already weak even ahead of the hike in interest rates, but at least the slowing economy has pushed inflation down to under 5% -- a remarkable achievement for this country. For the foreign investor, one of the most important developments in Brazil is the continuing privatization program valued at $70 billion over the next three years. Clearly this is ambitious, but the government has indicated this program will go ahead despite the pressure on its currency and a very unsettled stock market.

The prospects for the stock market depend on how quickly confidence returns and interest rates fall. Much hinges on what damage is done to the economy, but the banking system is in better shape than it has been for many years. Brazil remains the core of our Latin American strategy, and our exposure is focused on the large utilities such as Telecomunicacoes Brasileiras, which are at the center of the reform and privatization program.

Mexico has already experienced a painful readjustment process following the peso devaluation at the end of 1994. Since then, the economy has become much stronger with foreign participation in the banking industry and wider integration with the U.S. and Canada under NAFTA. The trade account is now in surplus, and even the current account deficit is less than 2% of the GDP. With inflation falling to under 15% in 1997 and consumers beginning to regain confidence, the economy could well be entering a period of sustainable growth.

Argentina, too, was buffeted by the sell-off in October but the peg linking the Argentine peso to the U.S. dollar seems to have held. There is strong domestic political support for this link, which has helped reduce inflation to a low level. With the Argentine economy now linked with that of Brazil, a recession to the north would clearly have a negative impact. However, as the country's banking system has been considerably strengthened, we expect the peso link to the dollar to be maintained and the economy to continue its steady improvement.

INVESTMENT POLICY AND OUTLOOK

The year under review has been disappointing for the international investor, and the volatile conditions of September and October have been particularly trying. Despite the sound fundamentals of the U.S. economy, even Wall Street was caught up in this turbulence while emerging markets were hit particularly hard.

IT IS IMPORTANT
TO TRY TO LOOK THROUGH THIS
PERIOD . . . AND SEE HOW WORLD
ECONOMIES MIGHT DEVELOP FROM HERE.


It is important to try to look through this period of stock market turbulence and see how world economies might develop from here. In Europe, which accounts for 62% of the fund's portfolio, we have seen an encouraging picture of improving economic growth, rising exports, and currencies that have now stabilized against the U.S. dollar. Valuations in Europe look reasonable, and there is the added interest of corporate restructuring as companies position themselves for European Monetary Union. As noted, we have already seen activity in this area and expect the trend to continue as management increasingly recognizes the importance of shareholder value. With a pickup in economic growth, corporate restructuring, and a benign interest rate environment, Europe in many ways looks similar to the U.S. economy several years ago. If this is the case, maintaining a large position in Europe seems sensible.

Turning to the Far East, clearly the prospects are less certain, and it will take some time for the less-developed economies of Asia to put themselves back on a sounder footing. The important point here is that stock markets always tend to overdo things, and taking a longer-term view, attractive valuations are beginning to emerge. This is especially true in Hong Kong, now closely integrated with the growth potential of mainland China. Despite the volatility of the region's stock markets, China has made huge progress and seems on course to take over at some point from Japan as the driving force of the region. Japan is still the largest economy in the Pacific, but its economy is clearly struggling at the moment. However, unlike many of the smaller economies of the region, it at least has a strong current account surplus and substantial foreign exchange reserves. The stock market there lists some of the best-managed companies in the world, and we believe it is right to take advantage of current weakness by adding to our favorites.

In Latin America the markets will remain volatile, but again one cannot ignore the economic achievements of these countries. Governments there seem committed to the right policies for the future, and greater political stability provides a firm platform for implementing them.

Summing up, the portfolio structure today gives the investor a reasonable balance between the established economies overseas where we can find quality companies at reasonable valuations, and less-developed markets where there is perhaps more potential but at a higher risk. We continue to believe that this strategy will serve us well in the future.

Respectfully submitted,

/s/ Martin G. Wade

Martin G. Wade
President

November 21, 1997

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

--------------------
Portfolio Highlights
--------------------------------------------------------------------------------


    TWENTY-FIVE LARGEST HOLDINGS
                                                        Percent of
                                                        Net Assets
                                                          10/31/97
    -----------------------------------------------------------------

    Royal Dutch Petroleum, Netherlands                        2.6%
    .................................................................
    National Westminster Bank, United Kingdom                 1.9
    .................................................................
    Novartis, Switzerland                                     1.9
    .................................................................
    Wolters Kluwer, Netherlands                               1.8
    .................................................................
    SmithKline Beecham, United Kingdom                        1.7
    -----------------------------------------------------------------
    Reed International, United Kingdom                        1.4
    .................................................................
    Shell Transport & Trading, United Kingdom                 1.3
    .................................................................
    Elsevier, Netherlands                                     1.3
    .................................................................
    Telecomunicacoes Brasileiras, Brazil                      1.2
    .................................................................
    Roche Holdings, Switzerland                               1.2
    -----------------------------------------------------------------
    ING Groep, Netherlands                                    1.2
    .................................................................
    Eaux Cie Generale, France                                 1.2
    .................................................................
    Nestle, Switzerland                                       1.2
    .................................................................
    Glaxo Wellcome, United Kingdom                            1.1
    .................................................................
    Kingfisher, United Kingdom                                1.1
    -----------------------------------------------------------------
    Canon, Japan                                              1.1
    .................................................................
    Orkla, Norway                                             1.0
    .................................................................
    Total, France                                             1.0
    .................................................................
    ABB, Sweden/Switzerland                                   1.0
    .................................................................
    Sankyo, Japan                                             1.0
    -----------------------------------------------------------------
    Astra, Sweden                                             0.9
    .................................................................
    Denso, Japan                                              0.9
    .................................................................
    NEC, Japan                                                0.9
    .................................................................
    Norsk Hydro, Norway                                       0.9
    .................................................................
    Sony, Japan                                               0.9
    -----------------------------------------------------------------
    Total                                                    31.7%

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

----------------------
Performance Comparison
--------------------------------------------------------------------------------

       This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


       INTERNATIONAL STOCK FUND
       -------------------------------------------------------------------------

       [LINE GRAPH APPEARS HERE]

                                            LIPPER
                                         INTERNATIONAL         INTERNATIONAL
       DATE          MSCI EAFE INDEX     FUNDS AVERAGE          STOCK FUND
      --------------------------------------------------------------------------
      10/87              10,000              10,000               10,000
      10/88              12,550              11,830               12,344
      10/89              13,604              13,605               14,180
      10/90              11,896              13,545               14,792
      10/91              12,766              14,650               16,214
      10/92              11,119              13,938               15,722
      10/93              15,331              18,673               21,056
      10/94              16,923              20,730               23,589
      10/95              16,911              20,780               23,679
      10/96              18,738              23,133               27,201
      10/97              19,659              25,884               29,351

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

      This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

      Periods Ended 10/31/97               1 Year  3 Years  5 Years  10 Years
      --------------------------------------------------------------------------
      International Stock Fund             7.90%    7.56%    13.30%   11.37%
      ..........................................................................

      Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

--------------------
Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------




                                  Year                                                          10 Months++           Year
                                 Ended                                                                Ended          Ended
                              10/31/97        10/31/96          10/31/95          10/31/94         10/31/93       12/31/92
NET ASSET VALUE
Beginning of period          $   13.47       $   12.09          $  12.84          $  11.74         $   8.89        $  9.54
                             ................................................................................................
Investment activities
  Net investment income           0.19            0.19              0.18              0.09             0.10           0.14
  Net realized and
  unrealized gain (loss)          0.86            1.57             (0.19)             1.30             2.75          (0.47)
                             ................................................................................................
  Total from
  investment activities           1.05            1.76             (0.01)             1.39             2.85          (0.33)
                             ................................................................................................
Distributions
  Net investment income          (0.18)          (0.18)            (0.12)            (0.09)               -          (0.16)
  Net realized gain              (0.20)          (0.20)            (0.62)            (0.20)               -          (0.16)
                             ................................................................................................
  Total distributions            (0.38)          (0.38)            (0.74)            (0.29)               -          (0.32)
                             ................................................................................................
NET ASSET VALUE
End of period                $   14.14       $   13.47          $  12.09          $  12.84         $  11.74        $  8.89
                             ------------------------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return                      7.90%          14.87%             0.38%            12.03%           32.06%        (3.47)%
 .............................................................................................................................
Ratio of expenses to
average net assets                0.85%           0.88%             0.91%             0.96%            1.01%+         1.05%
 .............................................................................................................................
Ratio of net investment
income to average
net assets                        1.33%           1.58%             1.56%             1.11%            1.52%+         1.49%
 .............................................................................................................................
Portfolio turnover rate           15.8%           11.6%             17.8%             22.9%            29.8%+         37.8%
 .............................................................................................................................
Average commission
rate paid                    $   0.0019       $  0.0020          $      -          $      -         $      -        $     -
 .............................................................................................................................
Net assets, end of period
(in millions)                $   10,005       $   8,776          $  6,386          $  6,206         $  3,746        $ 1,950
 .............................................................................................................................

+  Annualized.
++ The fund's fiscal year-end was changed to 10/31.


The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 1997


-----------------------
Statement of Net Assets                                      Shares/Par    Value
--------------------------------------------------------------------------------
                                                                    In thousands

ARGENTINA  1.0%
Common Stocks  1.0%

Banco de Galicia Buenos Aires (Class B) ADR (USD)               345,561 $  8,374
 ................................................................................
Banco Frances del Rio de la Plata ADR (USD)                     351,620    8,659
 ................................................................................
Perez Companc (Class B)                                       2,610,227   16,350
 ................................................................................
Sociedad Comercial del Plata ADR (144a) (USD)                    26,537      385
 ................................................................................
Telecom Argentina Stet (Class B)                                485,570    2,429
 ................................................................................
Telecom Argentina Stet (Class B) ADR (USD)                      112,678    2,852
 ................................................................................
Telefonica de Argentina (Class B) ADR (USD)                     598,180   16,824
 ................................................................................
YPF Sociedad Anonima (Class D) ADR (USD)                      1,250,942   40,030
 ................................................................................
Total Argentina (Cost $81,993)                                            95,903
                                                                        ........

AUSTRALIA  2.2%

Common Stocks  2.1%

Australia & New Zealand Bank Group                            1,224,000    8,539
 ................................................................................
Australian Gas Light Company                                  2,728,798   18,231
 ................................................................................
Boral Limited                                                 2,327,263    6,121
 ................................................................................
Brambles Industries                                             271,960    5,229
 ................................................................................
Broken Hill Proprietary                                       2,183,836   21,655
 ................................................................................
Commonwealth Bank of Australia                                   75,517      868
 ................................................................................
Commonwealth Bank of Australia, Installment
           Receipts, 11/14/97                                 1,927,700   16,132
 ................................................................................
Fosters Brewing Group                                         5,131,000    9,743
 ................................................................................
John Fairfax Holdings                                         4,374,000    9,659
 ................................................................................
Lend Lease                                                      714,642   14,635
 ................................................................................
National Australia Bank                                         808,590   11,060
 ................................................................................
News Corporation                                              3,284,334   15,729
 ................................................................................
Publishing & Broadcasting                                     2,535,850   14,712
 ................................................................................
St. George Bank                                               1,576,205    9,548
 ................................................................................
Tabcorp Holdings                                              2,378,000   10,904
 ................................................................................
WMC                                                           1,852,057    6,577
 ................................................................................
Westpac Bank                                                  2,117,000   12,327
 ................................................................................
Woodside Petroleum                                            1,875,000   15,836
 ................................................................................
                                                                         207,505
                                                                        ........
Preferred Stocks 0.1%

News Corporation                                              1,220,138    5,414
 ................................................................................

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--------------------------------------------------------------------------------


                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
Sydney Harbour Casino Holdings                            7,228,000     $  7,371
 ................................................................................
                                                                          12,785
                                                                        ........
Total Australia (Cost $193,611)                                          220,290
                                                                        ........

BELGIUM 1.2%

Common Stocks 1.2%

Dexia                                                        85,972        9,394
 ................................................................................
Generale de Banque                                           68,067       27,842
 ................................................................................
Generale de Banque, VVPR Strip *                              5,601            2
 ................................................................................
Kredietbank                                                 182,642       76,637
 ................................................................................
UCB                                                           2,709        9,360
 ................................................................................
                                                                         123,235
                                                                        ........

Convertible Bonds 0.0%

Kredietbank, 5.75%, 11/30/03                      BEF    38,115,000        2,066
 ................................................................................
                                                                           2,066
                                                                        ........
Total Belgium (Cost $77,275)                                             125,301
                                                                        ........

BRAZIL 3.2%

Common Stocks and Rights 0.4%

Companhia Siderurgica Nacional                          252,630,000        9,166
 ................................................................................
Eletrobras                                               37,089,553       14,971
 ................................................................................
Eletrobras ADR (USD)                                        106,277        2,152
 ................................................................................
Pao de Acucar GDS (USD)                                     345,830        6,322
 ................................................................................
Telecomunicacoes de Sao Paulo *                           4,095,886          873
 ................................................................................
Telecomunicacoes de Sao Paulo, Rights, 11/11/97 *           136,956            0
 ................................................................................
White Martins                                             1,645,832        2,762
 ................................................................................
                                                                          36,246
                                                                        ........

Preferred Stocks and Rights 2.8%

Banco Bradesco                                        1,605,494,854       11,942
 ................................................................................
Banco Itau                                               16,287,000        6,574
 ................................................................................
Brahma                                                   18,014,535       11,275
 ................................................................................
Brasmotor                                                21,197,000        2,980
 ................................................................................
Cia Cimento Portland Itau                                18,159,000        4,661
 ................................................................................
Cia Energetica de Sao Paulo ADR (USD)*                      156,300        2,931
 ................................................................................
Cia Energetica Minas Gerais                             262,919,692       10,493
 ................................................................................
Cia Energetica Minas Gerais ADR, Sponsored,
     Nonvoting (USD)                                        435,562       17,314
 ................................................................................

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------


                                                             Shares/Par     Value
---------------------------------------------------------------------------------
                                                                     In thousands
Cia Tecidos Norte de Minas                                   13,940,000  $  5,183
 .................................................................................
Encorpar *                                                   13,940,000         0
 .................................................................................
Lojas Americanas                                            196,273,000     1,602
 .................................................................................
Pao de Acucar GDS (USD)                                          21,100       386
 .................................................................................
Petrol Brasileiros                                           76,019,184    14,136
 .................................................................................
Telecomunicacoes Brasileiras ADR (USD)                        1,230,133   124,858
 .................................................................................
Telecomunicacoes de Minas Gerais (Class B)                   44,972,000     5,629
 .................................................................................
Telecomunicacoes de Minas Gerais (Class B),
           Preference Receipts *                                557,804        51
 .................................................................................
Telecomunicacoes de Sao Paulo                                98,621,744    25,764
 .................................................................................
Telecomunicacoes de Sao Paulo, Rights, 11/11/97 *             3,297,673         3
 .................................................................................
Telecomunicacoes do Rio de Janeiro                           46,020,886     4,383
 .................................................................................
Telecomunicacoes do Rio de Janeiro, Rights, 11/11/97 *        1,784,411        17
 .................................................................................
Unibanco, Units (Each unit consists of 1 preferred share
           and 1 Unibanco Holdings
           (Class B) share) *                               210,980,000    11,864
 .................................................................................
Usiminas                                                      1,255,028     9,107
 .................................................................................
Usiminas ADR (USD)                                            1,223,659     8,872
 .................................................................................
                                                                          280,025
                                                                         ........
Total Brazil (Cost $232,978)                                              316,271
                                                                         ........

CANADA 0.3%

Common Stocks 0.3%

Alcan Aluminium                                                 574,100    16,294
 .................................................................................
Royal Bank of Canada                                            227,590    12,168
 .................................................................................
Total Canada (Cost $18,063)                                                28,462
                                                                         ........


CHILE 0.5%

Common Stocks 0.5%

Chilectra ADR (144a) (USD)                                      306,640     7,973
 .................................................................................
Chilgener ADS (USD)                                             248,241     6,764
 .................................................................................
Compania Cervecerias Unidas ADS (USD)                           160,311     3,908
 .................................................................................
Compania de Telecomunicaciones de Chile ADR (USD)               303,195     8,414
 .................................................................................
Empresa Nacional de Electricidad de Chile ADR (USD)             449,408     9,044
 .................................................................................
Enersis ADS (USD)                                               260,256     8,588
 .................................................................................
Santa Isabel ADR (USD)                                          185,346     3,429
 .................................................................................
Total Chile (Cost $43,599)                                                 48,120
                                                                         ........

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------


                                                          Shares/Par       Value
--------------------------------------------------------------------------------
                                                                    In thousands

CHINA 0.3%
Common Stocks 0.3%
Huaneng Power International (Class N) ADR (USD) *          1,335,000     $29,370
 ................................................................................
Total China (Cost $25,103)                                                29,370
                                                                         .......


CZECH REPUBLIC 0.0%

Common Stocks 0.0%

SPT Telecom                                                   35,764       4,123
 ................................................................................
Total Czech Republic (Cost $3,397)                                         4,123
                                                                         .......


DENMARK 0.3%

Common Stocks 0.3%

Den Danske Bank                                              138,670      15,657
 ................................................................................
Tele Danmark (Class B)                                        60,017       3,526
 ................................................................................
Unidanmark (Class A)                                         146,749       9,919
 ................................................................................
Total Denmark (Cost $16,230)                                              29,102
                                                                         .......


FINLAND 0.3%

Common Stocks 0.3%

Nokia (Class A)                                              325,112      28,657
 ................................................................................
Total Finland (Cost $7,170)                                               28,657
                                                                         .......

FRANCE 8.5%

Common Stocks 8.5%

AXA                                                          379,020      25,955
 ................................................................................
Accor                                                         64,013      11,919
 ................................................................................
Alcatel Alsthom                                              355,944      42,948
 ................................................................................
Assurances Generales de France                               239,884      12,622
 ................................................................................
Canal Plus                                                    92,330      16,055
 ................................................................................
Carrefour                                                     54,748      28,569
 ................................................................................
Cie de St. Gobain                                            342,828      49,211
 ................................................................................
Credit Commercial de France                                  224,564      12,723
 ................................................................................
Danone                                                        68,250      10,436
 ................................................................................
Dexia France, Bearer                                          65,532       6,578
 ................................................................................
Dexia France, Registered 1998 ++                              76,168       7,645
 ................................................................................

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------


                                                       Shares/Par          Value
--------------------------------------------------------------------------------
                                                                    In thousands

Dexia France, Registered 1999 ++                           55,140       $  5,535
 ................................................................................
Eaux Cie Generale                                       1,018,352        118,461
 ................................................................................
Elf Aquitaine                                             349,415         43,251
 ................................................................................
France Telecom *                                          230,200          8,712
 ................................................................................
GTM Entrepose                                             108,850          6,793
 ................................................................................
Guilbert                                                  103,654         13,531
 ................................................................................
Havas                                                      87,050          5,735
 ................................................................................
L'Oreal                                                    34,948         12,384
 ................................................................................
LVMH                                                      155,500         26,419
 ................................................................................
Lapeyre                                                   212,150         12,394
 ................................................................................
Legrand                                                    79,363         14,777
 ................................................................................
Pathe                                                      61,180         10,977
 ................................................................................
Pinault Printemps                                         160,636         73,464
 ................................................................................
Primagaz                                                    7,718            575
 ................................................................................
Rexel                                                       1,153            306
 ................................................................................
Sanofi                                                    466,529         44,321
 ................................................................................
Schneider                                                 743,032         39,675
 ................................................................................
Societe Generale                                          171,134         23,438
 ................................................................................
Sodexho                                                    59,524         29,688
 ................................................................................
Television Francaise                                      395,547         36,824
 ................................................................................
Total (Class B)                                           869,654         96,490
 ................................................................................
Total France (Cost $724,569)                                             848,411
                                                                        ........

GERMANY 5.3%

Common Stocks and Warrants 4.9%

Allianz                                                   217,630         49,048
 ................................................................................
Allianz, Warrants, 2/23/98 *                               55,000          5,998
 ................................................................................
Bayer                                                     915,832         32,302
 ................................................................................
Bayerische Hypotheken und Wechsel Bank                    725,517         30,093
 ................................................................................
Bayerische Vereinsbank                                    199,797         11,590
 ................................................................................
Bilfinger & Berger                                        259,250          9,309
 ................................................................................
Buderus                                                    16,705          8,102
 ................................................................................
Commerzbank                                               354,960         12,046
 ................................................................................
Deutsche Bank                                             805,958         52,996
 ................................................................................
Deutsche Telekom                                          983,558         18,430
 ................................................................................
Gehe                                                      934,562         48,794
 ................................................................................
Hoechst                                                   321,230         12,225
 ................................................................................

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------


                                                       Shares/Par          Value
--------------------------------------------------------------------------------
                                                                    In thousands
Hornbach Baumarkt                                          63,890       $  1,894
 ................................................................................
Mannesmann                                                 35,365         14,935
 ................................................................................
Praktiker                                                  68,435          1,034
 ................................................................................
Rhoen Klinikum                                            169,688         16,242
 ................................................................................
SAP                                                       139,730         40,084
 ................................................................................
Siemens                                                   587,322         36,150
 ................................................................................
Veba                                                    1,169,006         65,171
 ................................................................................
Veba, Warrants, 4/6/98 *                                   30,698         10,329
 ................................................................................
Volkswagen                                                 19,186         11,314
 ................................................................................
                                                                         488,086
                                                                        ........

Preferred Stocks 0.4%

Fielmann                                                  104,076          2,445
 ................................................................................
Fresenius                                                  56,550          9,546
 ................................................................................
Hornbach Holdings                                         121,630          8,185
 ................................................................................
Krones                                                     19,980          6,781
 ................................................................................
SAP                                                        63,959         19,053
 ................................................................................
                                                                          46,010
                                                                        ........
Total Germany (Cost $452,081)                                            534,096
                                                                        ........

HONG KONG 2.5%

Common Stocks 2.5%

China Light & Power                                     2,151,000         11,323
 ................................................................................
Dao Heng Bank Group                                     5,511,000         12,688
 ................................................................................
First Pacific                                          20,573,952         12,973
 ................................................................................
Guoco Group                                             5,997,000         13,109
 ................................................................................
Henderson Land Development                              1,941,000         10,745
 ................................................................................
Hong Kong Land Holdings (USD)                          13,504,058         30,789
 ................................................................................
Hutchison Whampoa                                       8,861,000         61,316
 ................................................................................
New World Development                                  12,307,034         43,297
 ................................................................................
Sun Hung Kai Properties                                   949,000          6,996
 ................................................................................
Swire Pacific (Class A)                                 4,961,500         26,503
 ................................................................................
Wharf Holdings                                         11,330,000         23,154
 ................................................................................
Total Hong Kong (Cost $336,008)                                          252,893
                                                                        ........

INDIA 0.2%

Common Stocks 0.2%

State Bank of India GDR (USD)                           1,042,500         18,765
 ................................................................................
Total India (Cost $14,751)                                                18,765
                                                                        ........

18
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--------------------------------------------------------------------------------



                                                      Shares/Par          Value
--------------------------------------------------------------------------------
                                                                   In thousands
ITALY 3.3%

Common Stocks 3.3%

Assicurazioni Generali                                   521,000    $    11,648
 ................................................................................
Banca Commerciale Italiana                             2,289,000          6,246
 ................................................................................
Banca Fideuram                                         1,839,360          7,008
 ................................................................................
Credito Italiano                                      14,945,666         39,858
 ................................................................................
ENI                                                    9,950,855         56,243
 ................................................................................
Gucci Group (USD)                                        333,237         12,121
 ................................................................................
IMI                                                    1,863,507         16,867
 ................................................................................
Industrie Natuzzi ADR (USD)                              382,210          8,552
 ................................................................................
Italgas                                                2,340,093          8,432
 ................................................................................
Mediolanum                                             1,239,265         20,789
 ................................................................................
Rinascente                                               745,400          5,526
 ................................................................................
Telecom Italia                                        11,398,445         71,434
 ................................................................................
Telecom Italia Mobile                                 17,279,182         63,789
 ................................................................................
Telecom Italia Mobile, Savings Shares                  3,005,345          6,142
 ................................................................................
Total Italy (Cost $246,834)                                             334,655
                                                                    ............


JAPAN 20.8%

Common Stocks 20.8%

Advantest                                                159,600         13,195
 ................................................................................
Alps Electric                                          1,498,000         16,803
 ................................................................................
Amada                                                  2,624,000         13,954
 ................................................................................
Canon                                                  4,601,000        111,632
 ................................................................................
Citizen Watch                                          1,637,000         10,446
 ................................................................................
DDI                                                        5,030         16,802
 ................................................................................
Daifuku                                                  512,000          3,837
 ................................................................................
Daiichi Pharmaceutical                                 2,917,000         41,446
 ................................................................................
DaiNippon Screen Manufacturing                         2,306,000         18,701
 ................................................................................
Daiwa House                                            3,351,000         32,299
 ................................................................................
Denso                                                  4,071,000         87,948
 ................................................................................
East Japan Railway                                         7,877         38,289
 ................................................................................
Fanuc                                                    640,000         25,845
 ................................................................................
Hitachi                                                4,677,000         35,947
 ................................................................................
Hitachi Zosen                                          4,012,000          8,834
 ................................................................................
Honda Motor                                              307,000         10,331
 ................................................................................


19
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T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------



                                                      Shares/Par          Value
--------------------------------------------------------------------------------
                                                                   In thousands
Inax                                                   1,209,000   $      5,264
 ................................................................................
Ishihara Sangyo Kaisha                                 1,347,000          2,765
 ................................................................................
Ito-Yokado                                             1,096,000         54,458
 ................................................................................
Kao                                                    2,065,000         28,826
 ................................................................................
Kawada Industries                                        400,000          1,187
 ................................................................................
Kokuyo                                                 1,207,000         28,483
 ................................................................................
Komatsu                                                3,252,000         17,375
 ................................................................................
Komori                                                 1,056,000         19,304
 ................................................................................
Kumagai Gumi                                           2,315,000          2,270
 ................................................................................
Kuraray                                                2,796,000         25,091
 ................................................................................
Kyocera                                                1,418,000         81,180
 ................................................................................
Makita                                                 1,921,000         26,975
 ................................................................................
Marui                                                  2,876,000         48,511
 ................................................................................
Matsushita Electric Industrial                         4,468,000         74,993
 ................................................................................
Mitsubishi                                             2,926,000         25,042
 ................................................................................
Mitsubishi Heavy Industries                           13,821,000         67,870
 ................................................................................
Mitsubishi Paper Mills                                 1,676,000          4,442
 ................................................................................
Mitsui Fudosan                                         6,589,000         74,458
 ................................................................................
Mitsui Petrochemical Industries                        1,123,000          4,152
 ................................................................................
Murata Manufacturing                                   1,306,000         52,956
 ................................................................................
NEC                                                    8,016,000         87,920
 ................................................................................
National House Industrial                                691,000          7,521
 ................................................................................
Nippon Hodo                                              642,000          3,782
 ................................................................................
Nippon Steel                                          17,208,000         35,460
 ................................................................................
Nippon Telephone & Telecom                                 3,440         29,155
 ................................................................................
Nomura Securities                                      4,244,000         49,369
 ................................................................................
Pioneer Electronic                                     1,505,000         24,760
 ................................................................................
Sangetsu                                                 272,000          4,407
 ................................................................................
Sankyo                                                 2,907,000         95,894
 ................................................................................
Sega Enterprises                                         399,250          9,820
 ................................................................................
Sekisui Chemical                                       3,899,000         30,680
 ................................................................................
Sekisui House                                          2,374,000         20,318
 ................................................................................
Seven Eleven Japan                                       338,000         25,276
 ................................................................................
Sharp                                                  3,953,000         30,711
 ................................................................................
Shin-Etsu Chemical                                     2,376,000         58,043
 ................................................................................
Shiseido                                                 744,000         10,138
 ................................................................................
Sony                                                   1,051,000         87,241
 ................................................................................

T. Rowe Price International Stock Fund



                                                      Shares/Par          Value
--------------------------------------------------------------------------------
                                                                   In thousands
Sumitomo                                               4,839,000   $     34,579
 ................................................................................
Sumitomo Electric Industries                           6,215,000         82,109
 ................................................................................
Sumitomo Forestry                                      1,508,000         10,901
 ................................................................................
TDK                                                    1,022,000         84,749
 ................................................................................
Teijin                                                 6,274,000         20,592
 ................................................................................
Tokio Marine & Fire Insurance                          1,246,000         12,424
 ................................................................................
Tokyo Electronics                                        570,400         28,437
 ................................................................................
Tokyo Steel Manufacturing                              1,227,000          8,666
 ................................................................................
Toppan Printing                                        2,313,000         29,021
 ................................................................................
Uny                                                    1,250,000         20,253
 ................................................................................
Yurtec                                                   569,000          3,839
 ................................................................................
Total Japan (Cost $2,278,351)                                         2,077,976
                                                                     ..........

MALAYSIA 0.5%

Common Stocks 0.5%

Berjaya Sports Toto                                    5,099,000         13,920
 ................................................................................
Commerce Asset Holdings                                9,530,596          7,433
 ................................................................................
Resorts World                                          3,883,000          6,931
 ................................................................................
Tanjong                                                6,993,000         12,377
 ................................................................................
Time Engineering                                       4,601,000          1,987
 ................................................................................
United Engineers                                       3,698,000          8,764
 ................................................................................
Total Malaysia (Cost $114,471)                                           51,412
                                                                     ..........


MEXICO 1.8%

Common Stocks 1.8%

Cemex (Class B) *                                      1,534,044          6,733
 ................................................................................
Cemex ADS (USD) *                                        351,000          2,720
 ................................................................................
Cemex ADS (144a) (USD) *                               1,914,463         14,837
 ................................................................................
Cifra (Class B) ADR (USD)                              1,337,347          2,561
 ................................................................................
Fomentos Economico Mexicano (Class B)                  2,141,684         15,070
 ................................................................................
Gruma (Class B) *                                      2,355,108          9,213
 ................................................................................
Gruma (Class B) ADS (144a) (USD) *                       539,554          8,363
 ................................................................................
Grupo Financiero Banamex (Class B) *                   3,536,595          7,001
 ................................................................................
Grupo Financiero Banamex (Class L) *                     144,991            265
 ................................................................................
Grupo Financiero Bancomer (Class B) GDS (USD) *           72,250            668
 ................................................................................
Grupo Financiero Bancomer (Class L) *                     53,515             21
 ................................................................................


21
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T. Rowe Price International Stock Fund



                                                      Shares/Par          Value
--------------------------------------------------------------------------------
                                                                   In thousands
Grupo Industrial Maseca (Class B)                      6,373,007   $      6,156
 ................................................................................
Grupo Modelo (Class C)                                 1,382,316         10,320
 ................................................................................
Grupo Televisa GDR (USD) *                               187,266          5,805
 ................................................................................
Kimberly-Clark Mexico (Class A)                        3,610,309         15,845
 ................................................................................
Panamerican Beverages (Class A) (USD)                    693,742         21,506
 ................................................................................
Telefonos de Mexico (Class L) ADR (USD)                  929,222         40,189
 ................................................................................
TV Azteca ADR (USD) *                                    661,700         12,655
 ................................................................................
Total Mexico (Cost $192,962)                                            179,928
                                                                     ...........


NETHERLANDS 10.5%

Common Stocks and Warrants 10.5%

ABN Amro Holdings                                      2,762,748         55,639
 ................................................................................
Ahold                                                    607,056         15,540
 ................................................................................
Akzo Nobel                                                74,504         13,128
 ................................................................................
Baan Company                                             215,098         15,234
 ................................................................................
Baan Company (USD)                                       200,890         14,087
 ................................................................................
CSM                                                      865,039         39,476
 ................................................................................
Elsevier                                               8,137,290        127,833
 ................................................................................
Fortis Amev                                              989,387         38,883
 ................................................................................
ING Groep                                              2,719,060        114,140
 ................................................................................
ING Groep, Warrants, 3/15/01 *                           800,732          8,245
 ................................................................................
Koninklijke PTT Nederland                                307,817         11,764
 ................................................................................
Nutricia                                                 666,240         19,045
 ................................................................................
Otra                                                     180,960          2,889
 ................................................................................
Polygram                                               1,152,874         65,556
 ................................................................................
Royal Dutch Petroleum                                  4,825,062        255,233
 ................................................................................
Unilever                                               1,429,456         75,982
 ................................................................................
Wolters Kluwer                                         1,427,049        175,230
 ................................................................................
                                                                      1,047,904
                                                                     ...........

Preferred Stocks 0.0%

ING Groep                                                 70,540            354
 ................................................................................
                                                                            354
                                                                     ...........
Total Netherlands (Cost $676,748)                                     1,048,258
                                                                     ...........

NEW ZEALAND 0.5%

Common Stocks 0.5%

Air New Zealand (Class B)                              3,323,372          7,036
 ................................................................................


22
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T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------



                                                         Shares/Par       Value
--------------------------------------------------------------------------------
                                                                   In thousands
Carter Holt Harvey                                     1,890,249   $     3,296
 ................................................................................
Fletcher Challenge Building                            3,024,380         9,133
 ................................................................................
Fletcher Challenge Energy                              1,561,980         7,002
 ................................................................................
Fletcher Challenge Forests Division                    4,391,367         4,238
 ................................................................................
Fletcher Challenge Paper                               1,913,960         3,146
 ................................................................................
Telecom Corporation of New Zealand                     2,461,628        11,925
 ................................................................................
Tranz Rail Holdings                                      596,400         2,711
 ................................................................................
Total New Zealand (Cost $51,765)                                        48,487
                                                                     ...........


NORWAY 2.0%

Common Stocks 2.0%

Bergesen (Class A)                                       198,750         5,811
 ................................................................................
Norsk Hydro                                            1,584,636        87,437
 ................................................................................
Orkla (Class A)                                        1,078,326        99,373
 ................................................................................
Saga Petroleum (Class B)                                 314,380         5,587
 ................................................................................
Total Norway (Cost $116,506)                                           198,208
                                                                     ...........


PANAMA 0.0%

Common Stocks 0.0%

Banco Latinoamericano de Exportaciones (Class E) (USD)    95,636         3,801
 ................................................................................
Total Panama (Cost $4,723)                                               3,801
                                                                     ...........


PERU 0.1%

Common Stocks 0.1%

Credicorp (USD)                                          227,640         4,083
 ................................................................................
Telefonica del Peru (Class B)                          1,033,003         2,058
 ................................................................................
Telefonica del Peru (Class B) ADS (USD)                  210,866         4,165
 ................................................................................
Total Peru (Cost $10,175)                                               10,306
                                                                     ...........

PORTUGAL 0.6%

Common Stocks 0.6%

Jeronimo Martins                                         896,744        58,644
 ................................................................................
Total Portugal (Cost $17,687)                                           58,644
                                                                     ...........

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------


                                                       Shares/Par         Value
--------------------------------------------------------------------------------
                                                                   In thousands
RUSSIA 0.1%

Common Stocks 0.1%

Lukoil ADR (USD)                                           25,000  $      2,127
 ................................................................................
Rao Gazprom ADS (USD)                                     145,810         3,262
 ................................................................................
Total Russia (Cost $4,025)                                                5,389
                                                                     ...........


SINGAPORE 0.8%

Common Stocks 0.8%

City Developments                                       1,074,000         4,501
 ................................................................................
DBS Land                                                5,049,000         8,591
 ................................................................................
Fraser & Neave                                          1,575,800         8,004
 ................................................................................
Overseas Chinese Bank                                     853,200         4,740
 ................................................................................
Overseas Union Bank                                     2,343,600         7,812
 ................................................................................
Singapore Land                                          4,350,000        12,373
 ................................................................................
Singapore Press                                         1,689,640        23,280
 ................................................................................
United Overseas Bank                                    2,208,154        12,197
 ................................................................................
Total Singapore (Cost $143,145)                                          81,498
                                                                     ...........



SOUTH KOREA 0.1%

Common Stocks 0.1%

Pohang Iron & Steel                                        14,273           651
 ................................................................................
Samsung Electronic                                        203,649         7,998
 ................................................................................
Total South Korea (Cost $24,938)                                          8,649
                                                                     ...........


SPAIN 2.1%

Common Stocks 2.1%

Argentaria Banca de Espana                                265,674        14,757
 ................................................................................
Banco Bilbao Vizcaya                                      472,800        12,643
 ................................................................................
Banco Popular Espanol                                     427,676        25,254
 ................................................................................
Banco Santander                                         1,221,134        34,207
 ................................................................................
Centros Comerciales Pryca                                 367,159         5,830
 ................................................................................
Empresa Nacional de Electricidad                        1,508,050        28,405
 ................................................................................
Gas Natural                                               298,791        13,844
 ................................................................................
Iberdrola                                               1,880,939        22,498
 ................................................................................
Repsol                                                    455,740        19,111
 ................................................................................

T. Rowe Price International Stock Fund
-------------------------------------------------------------------------------


                                                          Shares/Par     Value
-------------------------------------------------------------------------------
                                                                  In thousands

Telefonica de Espana                                       1,348,620  $ 36,805
 ...............................................................................
Total Spain (Cost $152,679)                                            213,354
                                                                      .........
SWEDEN  3.2%

Common Stocks  3.2%

ABB (Class A)                                              1,886,670    22,041
 ...............................................................................
Astra (Class B)                                            5,836,121    90,387
 ...............................................................................
Atlas Copco (Class B)                                      1,059,768    31,482
 ...............................................................................
Electrolux (Class B)                                         597,613    49,469
 ...............................................................................
Esselte (Class B)                                            299,610     6,520
 ...............................................................................
Granges *                                                    275,121     4,500
 ...............................................................................
Hennes and Mauritz                                         1,312,745    53,720
 ...............................................................................
Nordbanken                                                   764,450    23,985
 ...............................................................................
Sandvik (Class A)                                            175,000     5,304
 ...............................................................................
Sandvik (Class B)                                            943,470    28,720
 ...............................................................................
Scribona (Class B)                                           233,080     3,081
 ...............................................................................
Total Sweden (Cost $188,893)                                           319,209
                                                                      .........
SWITZERLAND  6.1%

Common Stocks  6.1%

ABB                                                           56,740    73,951
 ...............................................................................
Adecco                                                       140,642    44,696
 ...............................................................................
Credit Suisse Group                                          147,785    20,818
 ...............................................................................
Nestle                                                        82,726   116,564
 ...............................................................................
Novartis                                                     123,389   193,245
 ...............................................................................
Roche Holdings *                                              14,176   124,575
 ...............................................................................
Schweizerischer Bankverein                                   153,736    41,337
 ...............................................................................
Total Switzerland (Cost $391,777)                                      615,186
                                                                      .........
THAILAND  0.1%

Common Stocks  0.1%

Advanced Information Service                                 553,576     2,915
 ...............................................................................
Siam Cement                                                  293,785     2,449
 ...............................................................................
Total Thailand (Cost $15,463)                                            5,364
                                                                      .........

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

                                                       Shares/Par        Value
--------------------------------------------------------------------------------
                                                                  In thousands
UNITED KINGDOM  18.1%

Common Stocks  18.1%

Abbey National                                          3,732,700  $   59,369
 ..............................................................................
Argos                                                   3,766,848      40,131
 ..............................................................................
Asda Group                                             11,776,000      30,624
 ..............................................................................
BG                                                      3,993,040      17,284
 ..............................................................................
British Petroleum                                       2,903,500      42,673
 ..............................................................................
Cable & Wireless                                        7,062,050      56,398
 ..............................................................................
Cadbury Schweppes                                       5,081,793      51,156
 ..............................................................................
Caradon                                                 8,411,238      26,813
 ..............................................................................
Centrica *                                              3,295,040       4,616
 ..............................................................................
Compass Group                                           2,433,000      25,635
 ..............................................................................
David S. Smith                                          4,099,120      15,680
 ..............................................................................
Electrocomponents                                       2,585,000      20,167
 ..............................................................................
GKN                                                       504,000      11,289
 ..............................................................................
Glaxo Wellcome                                          5,395,710     114,969
 ..............................................................................
Grand Metropolitan                                      8,808,780      79,437
 ..............................................................................
Guinness                                                7,517,000      67,220
 ..............................................................................
Heywood Williams Group                                  1,034,875       4,167
 ..............................................................................
Hillsdown Holdings                                      2,471,000       6,965
 ..............................................................................
John Laing (Class A)                                    2,220,000      13,613
 ..............................................................................
Kingfisher                                              7,868,733     113,271
 ..............................................................................
Ladbroke Group                                          5,002,940      22,411
 ..............................................................................
National Westminster Bank                              13,476,780     194,452
 ..............................................................................
Rank Group                                              5,442,825      30,409
 ..............................................................................
Reed International                                     13,996,860     138,434
 ..............................................................................
Rio Tinto                                               3,502,900      45,194
 ..............................................................................
Rolls Royce                                             2,669,925       9,586
 ..............................................................................
Safeway                                                 6,635,920      43,226
 ..............................................................................
Sears                                                   1,440,000       1,425
 ..............................................................................
Shell Transport & Trading                              18,952,000     134,182
 ..............................................................................
SmithKline Beecham                                     17,904,280     169,720
 ..............................................................................
T & N                                                   5,116,000      21,598
 ..............................................................................
Tesco                                                   5,467,395      43,778
 ..............................................................................
Tomkins                                                15,317,430      78,638
 ..............................................................................
United News & Media                                     5,914,430      74,375
 ..............................................................................
Total United Kingdom (Cost $1,221,662)                              1,808,905
                                                                   ...........

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------


                                                          Shares/Par     Value
------------------------------------------------------------------------------
                                                                  In thousands
VENEZUELA  0.1%

Common Stocks  0.1%
Compania Anonima Nacional Telefonos de Venezuela
     (Class D) ADR (USD)                                     204,610  $  8,952
 ...............................................................................
Total Venezuela (Cost $4,706)                                            8,952
                                                                      .........

SHORT-TERM INVESTMENTS  3.2%

Certificates of Deposit  0.6%

Hessische Landesbank-Girozentrale, 6.13%, 4/7/98        $  9,000,000     8,996
 ...............................................................................
National Bank of Canada New York, 6.01%, 6/23/98          40,000,000    40,020
 ...............................................................................
Rabobank Nederland N.V., 6.20%, 4/9/98                    15,000,000    14,995
 ...............................................................................
                                                                        64,011
                                                                      .........
Money Market Funds  2.1%

Reserve Investment Fund, Inc., 5.65%                     210,239,773   210,240
 ...............................................................................
                                                                       210,240
                                                                      .........
Other  0.5%
First America Bank, BN, 6.15%, 3/27/98                    15,000,000    14,998
 ...............................................................................
Morgan Stanley Group, Floating Rate MTN,
5.989%, 5/18/98                                           10,000,000    10,035
 ...............................................................................
SMM Trust, VR Note (144a), 5.656%, 3/26/98                25,000,000    25,000
 ...............................................................................
                                                                        50,033
                                                                      .........
Total Short-term Investments (Cost $324,284)                           324,284
                                                                      .........

T. Rowe Price International Stock Fund



                                                                    Value


                                                              In thousands


Total Investments in Securities
99.8% of Net Assets (Cost $8,408,622)                              $ 9,982,229

Other Assets Less Liabilities                                           22,941
                                                                   ............

NET ASSETS                                                         $10,005,170
                                                                   ------------
Net Assets Consist of:

Accumulated net investment income - net of distributions           $   131,889

Accumulated net realized gain/loss - net of distributions              344,126

Net unrealized gain (loss)                                           1,573,862

Paid-in-capital applicable to 707,704,259 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares
of the Corporation authorized                                        7,955,293
                                                                   ............
NET ASSETS                                                         $10,005,170
                                                                   ------------
NET ASSET VALUE PER SHARE                                          $     14.14
                                                                   -----------

*    Non-income producing
++ Securities contain some restrictions as to public resale -- total of such securities at year-end amounts to 0.1% of net assets.
144a Security was purchased pursuant to Rule 144a under the Securities Act of
     1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 0.6% of net assets.
ADR  American depository receipt
ADS  American depository share
BN   Bankers note
BEF  Belgian franc
GDR  Global depository receipt
GDS  Global depository share
MTN  Medium-term note
USD  U.S. dollar
VR   Variable Rate
VVPR Entitles holders to a reduced rate of foreign withholding tax.



The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                          Year
                                                                         Ended
                                                                      10/31/97
Investment Income
Income
  Dividend (net of foreign taxes of $ 26,165)                         $188,096
  Interest                                                              30,273
                                                                      ..........
  Total income                                                         218,369
                                                                      ..........
Expenses
  Investment management                                                 67,678
  Shareholder servicing                                                 12,116
  Custody and accounting                                                 3,747
  Prospectus and shareholder reports                                       648
  Registration                                                             436
  Legal and audit                                                           37
  Directors                                                                 25
  Miscellaneous                                                             67
                                                                      ..........
  Total expenses                                                        84,754
                                                                      ..........
Net investment income                                                  133,615
                                                                      ..........
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                           377,784
  Foreign currency transactions                                        (12,304)
                                                                      ..........
  Net realized gain (loss)                                             365,480
                                                                      ..........
Change in net unrealized gain or loss
  Securities                                                           185,058
  Other assets and liabilities
  denominated in foreign currencies                                        472
                                                                      ..........
  Change in net unrealized gain or loss                                185,530
                                                                      ..........
Net realized and unrealized gain (loss)                                551,010
                                                                      ..........
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $684,625
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------



----------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                            Year           Year
                                                           Ended          Ended
                                                        10/31/97       10/31/96
Increase (Decrease) in Net Assets
Operations
  Net investment income                              $   133,615    $   121,411
  Net realized gain (loss)                               365,480        120,277
  Change in net unrealized gain or loss                  185,530        758,308
                                                     ...........................
  Increase (decrease) in net assets from                 684,625        999,996
  operations                                         ...........................

Distributions to shareholders
  Net investment income                                 (118,692)       (95,687)
  Net realized gain                                     (131,885)      (106,311)
                                                     ...........................
  Decrease in net assets from distributions             (250,577)      (201,998)
                                                     ...........................

Capital share transactions *
  Shares sold                                          3,077,870      2,646,210
  Distributions reinvested                               232,168        187,694
  Shares redeemed                                     (2,514,652)    (1,242,071)
                                                     ...........................
  Increase (decrease) in net assets from capital
  share transactions                                     795,386      1,591,833
                                                     ...........................

Net Assets
Increase (decrease) during period                      1,229,434      2,389,831
Beginning of period                                    8,775,736      6,385,905
                                                     ...........................

End of period                                        $10,005,170    $ 8,775,736
                                                     ---------------------------

*Share information
  Shares sold                                            212,623        204,384
  Distributions reinvested                                17,059         15,334
  Shares redeemed                                       (173,550)       (96,325)
                                                     ...........................
  Increase (decrease) in shares outstanding               56,132        123,393






The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------
                                                               October 31, 1997


-----------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 9, 1980.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------




     capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At October 31, 1997, the value of securities on loan was $1,015,297,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,292,514,000 and $1,499,107,000, respectively, for the year ended October 31, 1997.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     For federal income tax purposes, fund distributions included $112,102,000 ($0.17 per share) of long-term capital gains, which were paid to shareholders of record on December 26, 1996. The fund intends to elect to pass through foreign source income of $127,367,000 and foreign taxes paid of $23,638,000 for its tax year ended October 31, 1977; the per share effect of these pass-throughs is $0.18 and $0.03 respectively, based on fund shares outstanding on October 31, 1997. These amounts may differ from amounts reported in the accompanying financial statements due to differences in financial statement and federal income tax reporting requirements.

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------




     At October 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $8,408,622,000, and net unrealized gain aggregated $1,573,607,000, of which $2,384,913,000 related to appreciated investments and $811,306,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $6,155,000 was payable at October 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At October 31, 1997, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $8,902,000 for the year ended October 31, 1997, of which $796,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------




     Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund and Spectrum International Fund held approximately 4.9% of the outstanding shares of the International Stock Fund at October 31, 1997. For the year then ended, the fund was allocated $1,272,000 of Spectrum expenses, $82,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1997, totaled $2,558,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $197,824,000 with certain affiliates of the manager and paid commissions of $589,000 related thereto.

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------



---------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

The Board of Directors and Shareholders of
T. Rowe Price International Stock Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Stock Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with custodians and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

     PRICE WATERHOUSE LLP
     Baltimore, Maryland
     November 19, 1997

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------



     Investment Services And Information


          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person  Available in T. Rowe Price Investor Centers.


          ACCOUNT SERVICES

          Checking  Available on most fixed income funds ($500 minimum).

          Automatic Investing  From your bank account or paycheck.

          Automatic Withdrawal  Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services  Including Tele*Access(R) and
          T. Rowe Price OnLine.


          DISCOUNT BROKERAGE*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


          INVESTMENT INFORMATION

          Combined Statement  Overview of your T. Rowe Price accounts.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

          *A division of T. Rowe Price Investment Services, Inc. Member
          NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------


STOCK FUNDS
 .................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock***
Small-Cap Value**
Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 .................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Government Bond
International Bond


MONEY MARKET FUNDS
 .................................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS
 .................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 .................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  * Formerly the closed-end New Age Media Fund; converted to open-end status on 7/28/97.
 ** Closed to new investors.
*** Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:  1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price International Stock Fund.(R)

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607






[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.          F37-050  10/31/97